BOULDER TOTAL RETURN FUND, INC.

                                  Annual Report
                                November 30, 2002

Dear Shareholder:

The fiscal year ending November 30, 2002 saw the Net Asset Value (NAV) of the Boulder Total Return Fund ("BTF") decline from $17.36 to $15.04, a decrease of $2.32 per share. If you throw in the $0.14 per share dividend the Fund paid in December 2001, the decline was $2.18. Performance would have been better if we had sold all the stocks in the Fund last November 30, and put the money into a savings account. The Fund would have only earned about 2% had we done this, but that's much better than losing. Unlike investment advisors of most funds, we feel your pain in this loss. Our affiliates own 3.9 million shares of BTF, so our paper loss for the year was about $8.5 million.

With the dividend reinvested, the Fund's total return on NAV for the fiscal year ending November 30, 2002 was -12.6%. This compares to a return on the S&P 500 Index during the same period of -16.5%. Anyone who had to decide between losing 12.6% of their assets as opposed to 16.5% of their assets would obviously opt for the Fund's return of -12.6%. But anytime you lose money, you should ask for a better scenario - one in which you can't lose any of your assets. The savings account solution is one of those. Another would be to stuff the money in your mattress. But investors in the stock market know, or should know, they stand the risk of losing. They also stand to make money. That is our goal. Here is how BTF has done annually over the last 3 years* vs. the S&P 500.

                                      FOR THE 12 MONTHS ENDING NOVEMBER 30
       FISCAL YEAR ENDING      BTF NAV TOTAL RETURN      S&P 500 TOTAL RETURN
       ------------------      --------------------      --------------------
            2000*                      13.3%                     -4.2%
            2001                       17.7%                    -12.2%
            2002                      -12.6%                    -16.5%

* 2000 was the first full year under the management of Boulder Investment Advisers and Stewart Investment Advisers.

For the 3 years, BTF returned 16.5% based on NAV or 5.2% annualized, while the S&P 500 lost 29.7%, or -11.1% annualized. Keep in mind that the Fund is leveraged. This helped us a lot in 2000 and in 2001, but hurt us in 2002. We use the S&P 500 Index to measure our performance relative to the market, but it's not necessarily our goal to beat the S&P 500. As illustrated above, our goal is to make money for our investors. This year is a perfect example. We beat the S&P 500 by around 4%, but we didn't achieve our goal - to make money for our investors.

So where did we do well and where did we do poorly? Let's start with the Fund's biggest holding - Berkshire Hathaway ("BRK"). This investment represents about 1/3 of the Fund's assets. The Fund's share position in BRK didn't change during the year, and the price of BRK 'A' shares went from $70,000 per share to $72,300 per share; BRK 'B' shares went from $2,333 to $2,411. The 700,000 shares of Dana Corporation that we owned was at $13.70 per share at the end of last year. We sold it all at an average price of $20.17, a gain of 47% this fiscal year (our cost basis in Dana Corp. was $13.94 per share). The 180,000 shares of Progressive Corp. the Fund held went from $48.80 on November 30, 2001 to $58 when we sold it. So far, so good. So where did we lose money? In the utility sector. Good old utilities - you know, the investment your mom and dad made that was safe and sound. No risk. Regular dividends. Regulated industry. Monopoly. Today, in hindsight (which is always 20/20) we can use one word to describe the performance of the utility sector --"lousy." From the beginning of this year, the Philadelphia Utility Index (comprising 20 utility companies) is down 26%.

We have unrealized losses in Alliant Energy of $4.8 million, and in Aquila of $10.5 million. We sold all of our Xcel Energy to realize a loss of $8.1 million. We did this for tax reasons to offset realized gains. We sold some positions for losses in other companies as well. Some of the significant gains that were realized this year: Progressive Corp. was $6.4 million, Dana Corp. was $4.4 million, a small piece of Yum! Brands Inc. was $2.1 million, The Limited was $1.5 million, and gains of over $4 million were realized in several REITS, for total realized gains on the year of over $19 million. Nonetheless, the Fund realized enough losses, and carried a net-loss carry-forward into this year so that the Fund will carry a net realized loss into fiscal 2003, which, for tax purposes, is good. We may realize some additional losses through selling. It's also possible the Fund may buy back some of the companies that were sold.

As stated in our Semi-Annual report, our investment in the utility sector was intended to earn a reasonable return through the dividend payout. Four of the five utilities we purchased either reduced or eliminated their dividend. There is a perceived liquidity risk in the utility industry that the market sees as a reason to sell these companies. The utility industry is capital intensive and uses debt as a financing tool. We knew this going in. But it also has a "captured" customer base, which can't be infringed upon. Some utility companies ventured into unregulated businesses, and overpaid for some assets. But we feel the market is over-reacting in some situations. Certainly, it's not unheard of for the market to over-react. Nevertheless, in retrospect, our decision to go into utilities was a bad one. The prices of the utilities we bought were at the low end of their prices for the last business cycle, but continued to get much lower after we bought them. We believe they will recover in price to give us decent returns from the current level, but they will never give us anywhere close to the total return that we expected when we bought them. We simply made a big mistake investing in the utility sector.

Our Auction Market Preferreds ("AMPs") have been a very cheap source of capital. The current cost is 1.65% on an annualized basis. The cost of these AMPs will go up and down with short term interest rates. So it is not only possible, it is probable that this cost will increase some time, though hopefully not soon.

We declared and paid a $0.03 per share dividend from net investment income in December 2002. This was income the Fund earned above and beyond the cost of our AMPs and the Fund's expenses.

Our website at WWW.BOULDERFUNDS.NET is an excellent source for information on the Fund. If you've lost your annual report, or want to read an old one, it's there on the site. You will also see on the website the Boulder Total Return's sister Fund - The Boulder Growth & Income Fund.

We look forward to trying to achieve our goal this coming year, and the years to follow.

Sincerely

/S/ SIGNATURE

Stewart R. Horejsi

December 27, 2002

--------------------------------
NOTHING IN THIS ANNUAL REPORT SHOULD BE CONSIDERED AS INVESTMENT ADVICE. THIS LETTER EXPLAINS THE MANAGERS' VIEWS AS OF ITS DATE, WHICH MAY HAVE SUBSEQUENTLY CHANGED.

                         BOULDER TOTAL RETURN FUND, INC.

                                    EXHIBIT 1
                                   (UNAUDITED)

            NET ASSET VALUE AND MARKET PERFORMANCE FOR A COMMON SHARE
                          FOR THE YEAR ENDING 11/30/02

                                                                NAV      MARKET
                                                              ------   ---------
       November 30, 2001...................................   $17.36     $16.05
       November 30, 2002...................................   $15.04     $12.79
                                                              ------     ------
          Change...........................................   $(2.32)    $(3.26)
       Dividends Paid......................................   $ 0.14     $ 0.14
                                                              ------     ------
       Net Decrease in Value...............................   $(2.18)    $(3.12)
       Net Decrease % (No Dividend Reinvestment)...........   -12.6%     -19.4%





                                    EXHIBIT 2
                                   (UNAUDITED)

        BTF TOTAL RETURNS FOR QTRS. AND YEAR ENDING 11/30/02 VS. S&P 500
                    DIVIDENDS REINVESTED ON DIVIDEND PAY DATE

                                                    BTF        BTF
                                                    NAV      MARKET     S&P 500
                                                   -----     ------     -------
      Quarter Ending 11/30/02 ...................  -7.7%    -11.4%        2.7%
      Quarter Ending 8/31/02 .................... -18.2%    -21.2%      -13.8%
      Quarter Ending 5/31/02 ....................   4.4%     14.5%       -3.3%
      Quarter Ending 2/28/02 ....................  10.9%      0.6%       -2.5%
                                                   -----    -----       ------
      Trailing 12 Months Ending 11/30/02......... -12.6%    -19.6%      -16.5%

                         BOULDER TOTAL RETURN FUND, INC.

                                    EXHIBIT 3
                                   (UNAUDITED)

       CHANGE IN PRINCIPAL VALUE OF ASSET CLASSES 11/30/2001 TO 11/30/2002

                                                                              COMMON STOCK INVESTMENTS
                                                           -----------------------------------------------------------------
                                                                RICS             REITS        INDUSTRIALS         TOTAL
                                                                ----             -----        -----------         -----
Beginning Market Value...............      11/30/01        $  21,923,900      $56,596,770    $ 132,308,575      $210,829,245
                                                           -------------      -----------    -------------      ------------
Cost of Purchases....................  12/1/01-11/30/02        3,416,631       16,851,236       77,245,022        97,512,889
Proceeds from Sales..................  12/1/01-11/30/02       25,623,401       16,346,672       44,846,753        86,816,826
                                                           -------------      -----------    -------------      ------------
Net Purchase/(Sales).................                        (22,206,770)         504,564       32,398,269        10,696,063
Beginning Market Value Plus
   Net Purchases/(Sales).............                           (282,870)      57,101,334      164,706,844       221,525,308
Net Appreciation/(Depreciation)......                            534,975         (288,610)     (23,874,061)      (23,627,696)
                                                           -------------      -----------    -------------      ------------
Ending Market Value..................      11/30/02           $  252,105      $56,812,724    $ 140,832,783      $197,897,612
Number of Issues Held................      11/30/02                    1                9               18
Cash and Other Assets &
   Liabilities.......................      11/30/02                                                               21,209,786
                                                                                                                ------------
   Total Net Assets..................                                                                           $219,107,398
                                                                                                                ============



The information in the table below is unaudited.

                                                           FINANCIAL DATA
                                                            PER SHARE OF
                                                            COMMON STOCK
                                                       ----------------------
                                                                     NYSE
                                                        NAV     CLOSING PRICE
                                                       ------   -------------
              12/31/01...............................  $18.32      $16.24
               1/31/02...............................   18.65       16.25
               2/28/02...............................   19.09       16.00
               3/31/02...............................   19.98       16.80
               4/30/02...............................   20.16       18.29
               5/31/02...............................   19.92       18.32
               6/30/02...............................   17.52       16.40
               7/31/02...............................   14.26       14.29
               8/31/02...............................   16.30       14.44
               9/30/02...............................   15.36       13.29
              10/31/02...............................   14.75       12.94
              11/30/02...............................   15.04       12.79

BOULDER TOTAL RETURN FUND, INC.                                                                    PORTFOLIO OF INVESTMENTS
                                                                                                          NOVEMBER 30, 2002
------------------------------------------------------------------------------------------------------------------------------

                                                                                                     SHARES       VALUE
                                                                                                    --------     -------


DOMESTIC COMMON STOCKS - 90.3%
                  DIVERSIFIED - 34.7%  Berkshire Hathaway Inc., Class A+ ....................            750  $ 54,225,000
                                       Berkshire Hathaway Inc., Class B+ ....................          9,010    21,723,110
                                                                                                              ------------
                                                                            TOTAL DIVERSIFIED                   75,948,110
                                                                                                              ------------
           FINANCIAL SERVICES -  7.4%  Citigroup, Inc. ......................................        293,360    11,405,837
                                       MBIA Inc. ............................................          5,000       227,400
                                       MGIC Investment Corporation ..........................          5,000       233,350
                                       Providian Financial Corporation+ .....................        698,000     4,243,840
                                                                                                              ------------
                                                                     TOTAL FINANCIAL SERVICES                   16,110,427
                                                                                                              ------------
                    INSURANCE -  1.5%  Travelers Property Casualty Corporation, Class A+ ....         12,674       202,150
                                       Travelers Property Casualty Corporation, Class B+ ....         26,040       416,640
                                       Wesco Financial Corporation ..........................          9,000     2,718,000
                                                                                                              ------------
                                                                              TOTAL INSURANCE                    3,336,790
                                                                                                              ------------
         INVESTMENT COMPANIES -  0.1%  Morgan Stanley Emerging Markets Debt Fund ............         34,300       252,105
             MEDICAL-DRUG/DIVERSIFIED
                              -  5.4%  Bristol-Meyers Squibb Company ........................        125,000     3,312,500
                                       Merck & Company, Inc. ................................         75,000     4,455,750
                                       Schering-Plough Corporation ..........................        178,000     4,033,480
                                                                                                              ------------
                                                               TOTAL MEDICAL-DRUG/DIVERSIFIED                   11,801,730
                                                                                                              ------------
                        REITS - 25.9%  Boykin Lodging Company ...............................        300,000     2,730,000
                                       First Industrial Realty Trust Inc. ...................        400,000    10,804,000
                                       Hospitality Property Trust ...........................        400,000    13,640,000
                                       HRPT Properties Trust ................................      1,300,000    10,881,000
                                       JDN Realty Corporation ...............................        375,100     4,193,618
                                       Pennsylvania Real Estate Investment Trust ............        100,000     2,531,000
                                       Post Properties, Inc. ................................        320,000     8,160,000
                                       Tanger Factory Outlet Centers, Inc. ..................        110,000     3,242,800
                                       Thornburg Mortgage, Inc. .............................         34,200       630,306
                                                                                                              ------------
                                                                                  TOTAL REITS                   56,812,724
                                                                                                              ------------
           RETAIL-RESTAURANTS -  6.5%  Yum! Brands Inc.+ ....................................        600,000    14,346,000
                                                                                                              ------------
          RETAIL-SUPERMARKETS -  3.8%  Safeway Inc.+ ........................................        350,000     8,323,000
                                                                                                              ------------
                      UTILITY -  5.0%  Alliant Energy Corporation ...........................        400,000     6,512,000
                                       Aquila Inc. ..........................................      1,468,700     2,966,774
                                       Northwestern Corporation .............................        156,300     1,256,652
                                       TXU Corporation ......................................         15,000       231,300
                                                                                                              ------------
                                                                                TOTAL UTILITY                   10,966,726
                                                                                                              ------------
         TOTAL DOMESTIC COMMON STOCKS
                  (Cost $185,786,871) ......................................................................   197,897,612
                                                                                                              ------------
                                                                                                     PAR
                                                                                                   -------
           U.S. TREASURY BILLS - 6.9%

                                       1.200% due 01/02/03++ ................................   $  5,000,000     4,994,834
                                       1.465% due 12/05/02++ ................................      5,000,000     4,999,379
                                       1.490% due 12/19/02++ ................................      5,000,000     4,996,541
            TOTAL U.S. TREASURY BILLS
                   (Cost $14,990,754) ......................................................................    14,990,754
                                                                                                              ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BOULDER TOTAL RETURN FUND, INC.                                                                    PORTFOLIO OF INVESTMENTS
                                                                                                          NOVEMBER 30, 2002
------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  VALUE
                                                                                                                 -------


REPURCHASE AGREEMENTS - 3.0%
(Cost $6,629,000)
                                       Agreement with PNC Capital Markets,
                                         1.250% dated 11/29/02, to be
                                         repurchased at $6,629,691 on 12/02/02,
                                         collateralized by $6,470,000 U.S.
                                         Treasury Note, 3.375% due 04/30/04
                                         (Value $6,635,594) ...............................................   $  6,629,000
                                                                                                              ------------
TOTAL INVESTMENTS (COST $207,406,625*) - 100.2% ...........................................................    219,517,366
OTHER ASSETS AND LIABILITIES - (0.2%) .....................................................................      (409,968)
                                                                                                              ------------
NET ASSETS - 100.0% .......................................................................................   $219,107,398
                                                                                                              ============

-----------
*     Aggregate cost for Federal tax purposes is $205,597,158.
+     Non-income producing security.
++    Annualized yield at date of purchase.

BOULDER TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------


NOVEMBER 30, 2002


ASSETS:
   Investments, at value (Cost $207,406,625) (Note 1)
     See accompanying schedule .....................................................................    $   219,517,366
   Dividends and interest receivable ...............................................................             54,385
   Prepaid expenses ................................................................................             22,190
                                                                                                        ---------------
         TOTAL ASSETS ..............................................................................        219,593,941

LIABILITIES:
   Cash due to custodian .......................................................      $           272
   Investment co-advisory fees payable (Note 2) ................................              223,763
   Accumulated undeclared dividends on Taxable Auction Market Preferred
      Stock (Note 5) . .........................................................              103,336
   Administration and co-administration fees payable (Note 2) ..................               33,573
   Audit fees and expenses payable .............................................               32,125
   Directors' fees and expenses payable (Note 2) ...............................               15,839
   Accrued expenses and other payables .........................................               77,635
                                                                                      ---------------
         TOTAL LIABILITIES .........................................................................            486,543
                                                                                                        ---------------

TAXABLE AUCTION MARKET PREFERRED STOCK:
   $0.01 par value, 10,000,000 shares authorized, 775 shares issued outstanding,
      liquidation preference of $100,000 per share (Note 5) ........................................    $    77,500,000
                                                                                                        ---------------
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCK SHAREHOLDERS) .........................................    $   141,607,398
                                                                                                        ===============
FUND TOTAL NET ASSETS ..............................................................................    $   219,107,398
                                                                                                        ===============
NET ASSETS consist of:
  Undistributed net investment income ..............................................................    $        99,519
  Accumulated net realized gain on investments sold ................................................            568,780
  Unrealized appreciation of investments ...........................................................         12,110,741
  Par value of Common Stock ........................................................................             94,167
  Paid-in capital in excess of par value of Common Stock ...........................................        128,734,191
                                                                                                        ---------------
   TOTAL NET ASSETS (APPLICABLE TO COMMON STOCK
   9,416,743 SHARES OUTSTANDING) ...............................................       $        15.04   $   141,607,398
                                                                                       ==============   ===============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BOULDER TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED NOVEMBER 30, 2002

INVESTMENT INCOME:
   Dividends ........................................................................................  $      8,283,606
   Interest .........................................................................................           280,340
                                                                                                       ----------------
         TOTAL INVESTMENT INCOME ....................................................................         8,563,946

EXPENSES:
   Investment co-advisory fees (Note 2) ............................................  $     3,033,309
   Administration and co-administration fees (Note 2) ..............................          448,264
   Preferred Stock broker commissions and Auction Agent fees .......................          196,396
   Directors' fees and expenses (Note 2) ...........................................           87,686
   Insurance expense (Note 2) ......................................................           29,012
   Legal fees ......................................................................           45,931
   Shareholder servicing agent fees ................................................           39,119
   Custodian fees ..................................................................           31,596
   Other ...........................................................................           90,997
                                                                                      ---------------
         TOTAL EXPENSES .............................................................................         4,002,310
                                                                                                       ----------------
NET INVESTMENT INCOME ...............................................................................         4,561,636
                                                                                                       ================
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
   Net realized gain on investments sold during the year ............................................           846,240
   Change in unrealized depreciation of investments during the year .................................       (24,473,124)
                                                                                                       ----------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS .....................................................       (23,626,884)
                                                                                                       ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................................  $    (19,065,248)
                                                                                                       ================
LESS: PREFERRED STOCK DIVIDENDS .....................................................................        (1,628,676)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS
     APPLICABLE TO COMMON SHARES ....................................................................  $    (20,693,924)
                                                                                                       ================

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BOULDER TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 YEAR ENDED
                                                                                                NOVEMBER 30,
                                                                                     -------------------------------------
                                                                                         2002                     2001
                                                                                     -------------           -------------
OPERATIONS:
Net investment income ..........................................................     $   4,561,636           $   5,975,939
Net realized gain on investments sold during the year ..........................           846,240               6,539,577
Change in unrealized appreciation/(depreciation) of investments
     during the year ...........................................................       (24,473,124)             15,522,133
                                                                                     -------------           -------------
Net increase/(decrease) in net assets resulting from operations ................       (19,065,248)             28,037,649

DISTRIBUTIONS: PREFERRED STOCK DIVIDENDS
Dividends paid from net investment income ......................................        (1,628,676)             (3,757,115)

NET INCREASE/DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS APPLICABLE TO COMMON SHARES ...............................       (20,693,924)             24,280,534

DISTRIBUTIONS:COMMON SHARES
Dividends paid from net investment income ......................................        (1,318,356)               (470,846)

NET INCREASE/DECREASE IN NET ASSETS FOR THE YEAR ...............................       (22,012,280)             23,809,688

NET ASSETS:
Beginning of year ..............................................................       241,119,678             217,309,990
                                                                                     -------------           -------------
End of year (including undistributed net investment income of $99,519 and
     $602,301, respectively) ...................................................     $ 219,107,398           $ 241,119,678
                                                                                     =============           =============




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         BOULDER TOTAL RETURN FUND, INC.

                              FINANCIAL HIGHLIGHTS

              FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH YEAR.

    Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. On August 27, 1999 the Fund changed its objective from income to total return. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                                        YEAR ENDED NOVEMBER 30,
                                                                    ------------------------------------------------------------
                                                                       2002         2001         2000         1999       1998
                                                                    ---------    ---------    ---------    ---------   ---------
OPERATING PERFORMANCE:
Net asset value, beginning of year................................  $   17.36    $   14.81    $   13.32    $   16.06   $   16.33
                                                                    ---------    ---------    ---------    ---------   ---------
Net investment income.............................................       0.49         0.63         0.75         1.29        1.33
Net realized and unrealized gain/loss on investments..............      (2.51)        2.35         1.50        (1.93)       0.13
                                                                    ---------    ---------    ---------    ---------   ---------
Total from investment operations..................................      (2.02)        2.98         2.25        (0.64)       1.46
                                                                    ---------    ---------    ---------    ---------   ---------
DISTRIBUTIONS: PREFERRED STOCK
Dividends paid from net investment income to
    MMP* Shareholders.............................................         --           --        (0.42)       (0.35)      (0.25)
Distributions paid from net realized capital gains to
    MMP* Shareholders ............................................         --           --           --        (0.03)      (0.14)
Dividends paid from net investment income to
    AMP** Shareholders ...........................................      (0.16)       (0.40)       (0.13)          --          --
Change in accumulated undeclared dividends on
    MMP*/AMP** Shareholders ......................................         --         0.02         0.04        (0.06)+      0.02
                                                                    ---------    ---------    ---------    ---------   ---------
Net Increase/Decrease from operations applicable to
    common shares.................................................      (2.18)        2.60         1.74        (1.08)       1.09
                                                                    ---------    ---------    ---------    ---------   ---------
DISTRIBUTIONS: COMMON SHARES
Dividends paid from net investment income to Common
    Shareholders .................................................      (0.14)       (0.05)       (0.19)       (1.02)      (1.07)
Distributions paid from net realized capital gains to
    Common Shareholders ..........................................         --           --           --        (0.64)      (0.29)
                                                                    ---------    ---------    ---------    ---------   ---------
Net Increase/Decrease in Common Net Asset Value...................      (2.32)        2.55         1.55        (2.74)      (0.27)
                                                                    ---------    ---------    ---------    ---------   ---------
    Costs of AMPs** Stock issued (Note 5).........................         --           --        (0.06)          --          --
                                                                    ---------    ---------    ---------    ---------   ---------
    Net asset value, end of year..................................  $   15.04    $   17.36    $   14.81    $   13.32+  $   16.06
                                                                    =========    =========    =========    =========   =========
    Market value, end of year.....................................  $   12.79    $   16.05    $   12.00    $   10.19   $   13.63
                                                                    =========    =========    =========    =========   =========
    Total investment return based on net asset value(a)...........     (12.62)%      17.68%       13.27%       (5.17)%      7.65%
                                                                    =========    =========    =========    =========   =========
    Total investment return based on market value(a)..............     (19.62)%      34.27%       20.00%      (14.51)%     (4.55)%
                                                                    =========    =========    =========    =========   =========
RATIOS TO AVERAGE NET ASSETS AVAILABLE
TO COMMON STOCK SHAREHOLDERS:
       Operating expenses ........................................       2.42%        2.47%        2.55%        1.97%       1.83%
       Net investment income (b)..................................       1.85%        1.52%        1.82%        6.08%       5.92%
SUPPLEMENTAL DATA:
       Portfolio turnover rate....................................         38%          16%          85%          69%         86%
       Net assets for common stock shareholders,
           end of year (in 000's) (Note 5)........................   $141,607     $163,493    $ 139,488     $125,415    $151,215

-------------------------------------
Ratio of operating expenses to Total Average Net Assets
     including MMP*/AMP** ........................................       1.65%        1.66%        1.57%        1.26%       1.22%

  *  Money Market Cumulative Preferred(TM) Stock.
 **  Taxable Auction Market Preferred Stock.
 (a) Assumes reinvestment of distributions at the price obtained by the Fund's  Dividend Reinvestment Plan.
 (b) The net investment income ratios reflect income net of operating expenses and payments and change in undeclared dividends to
     MMP*/AMP** Shareholders.
  + Includes effect of additional distribution available to MMP* Shareholders ($0.04 per Common share).

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         BOULDER TOTAL RETURN FUND, INC.

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently and Money Market Cumulative Preferred Stock previously outstanding (1).


                                                                       INVOLUNTARY       AVERAGE
                                                         ASSET         LIQUIDATING       MARKET
                                       TOTAL SHARES    COVERAGE        PREFERENCE         VALUE
                                        OUTSTANDING    PER SHARE      PER SHARE (2)   PER SHARE (2)
                                       ------------    ---------      -------------   -------------
            11/30/02..................      775         $282,719         $100,000        $100,000
            11/30/01..................      775          311,122          100,000         100,000
            11/30/00..................      775          280,400          100,000         100,000
            11/30/99..................      775          262,722          100,000         100,000
            11/30/98..................      775          295,263          100,000         100,000


---------------
(1) See Note 5.
(2) Excludes accumulated undeclared dividends.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         BOULDER TOTAL RETURN FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

     Boulder Total Return Fund, Inc. (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

     PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock and (iii) accumulated and unpaid dividends on the outstanding Taxable Auction Market Preferred Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

     Cash distributions received from the Fund's investment in real estate investment trusts ("REITs") and registered investment companies ("RICs") are recorded as income. If the Fund is subsequently informed that such distributions received or a portion thereof are designated as returns of captial, the Fund will reclassify such amounts from income and reduce the cost basis of such securities.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's Management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possiblity of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends to Common shareholders will be declared in such a manner as to avoid the imposition of the 4% excise tax described in "Federal Income Taxes" below. The shareholders of Taxable Auction Market Preferred Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be disributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     FEDERAL INCOME TAXES: The Fund intends to qualify as a registered investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders. The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years.

     OTHER: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                         BOULDER TOTAL RETURN FUND, INC.

2. INVESTMENT CO-ADVISORY FEES, DIRECTORS' FEES, ADMINISTRATION FEE, CO-ADMINISTRATION FEE AND TRANSFER AGENT FEE

     Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA") serve as the Fund's Co-Investment Advisers ("Advisers"). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund's average monthly net assets. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC"), and the Lola Brown Trust No. 1B (the "Lola Trust"), each of which is a shareholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. Beginning February 1, 2002, SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. Prior to February 1, 2002, SIA received a monthly fee equal to 65% of the fees earned by the Advisers, and BIA received 35% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, a shareholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

     Fund Administrative Services, LLC ("FAS"), serves as the Fund's Co-Administrator. Under the Co-Administration Agreement, FAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and other administrative tasks. Under the Co-Administration Agreement, the Fund pays FAS a monthly fee, calculated at an annual rate of 0.10% of the value of the Fund's average monthly net assets. The equity owners of FAS are EALLC and the Lola Trust, each of which is a shareholder of the Fund considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

     The Fund pays each Director who is not a director, officer or employee of the Advisers or FAS a fee of $6,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Administrator and Transfer Agent. As Administrator, PFPC calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. The Fund pays PFPC a fee on a monthly basis based on average net assets. PFPC Trust Company, an indirect subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Custodian. As compensation to PFPC Trust Company, the Fund pays PFPC Trust Company a monthly fee based on the Fund's average monthly gross assets. PFPC also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for PFPC's services as such, the Fund pays PFPC a monthly fee plus certain out-of-pocket expenses.

     Deutsche Bank Trust Company Americas, a wholly owned subsidiary of Deutsche Bank AG ("Auction Agent"), serves as the Fund's Taxable Auction Market Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

3. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the year ended November 30, 2002, excluding short-term investments, aggregated $97,512,889 and $86,816,826, respectively.

     On November 30, 2002, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $38,417,054 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $24,496,846.

4. COMMON STOCK

     At November 30, 2002, 240,000,000 of $0.01 par value Common Stock were authorized. There were no Common Stock transactions for the year ended November 30, 2002 and for the year ended November 30, 2001.

5. TAXABLE AUCTION MARKET PREFERRED STOCK

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On August 15, 2000, the Fund's 775 shares of Money Market Cumulative PreferredTM Stock was retired and 775 shares of Taxable Auction Market Preferred Stock were issued. Offering costs of $293,843 and commissions paid directly to Merrill Lynch, Pierce Fenner & Smith Inc. of $290,625 were charged to capital of common stock to complete the transaction. Taxable Auction Market Preferred Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Taxable Auction Market Preferred Stock are cumulative.

                         BOULDER TOTAL RETURN FUND, INC.

     The Fund is required to meet certain asset coverage tests with respect to the Taxable Auction Market Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Taxable Auction Market Preferred Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     An auction of the Taxable Auction Market Preferred Stock is generally held every 28 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Taxable Auction Market Preferred Stock Shareholders may also trade shares in the secondary market between auction dates.

     On November 30, 2002, 775 shares of Taxable Auction Market Preferred Stock were outstanding at the annual rate of 2.00%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to earn a higher return on its assets than the cost associated with the Taxable Auction Market Preferred Stock, including expenses, there can be no assurance that such results will be attained.

     Under Emerging Issues Task Force (EITF) promulgating Topic D-98, CLASSIFICATION AND MEASUREMENT OF REDEEMABLE SECURITIES, which was issed on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurance of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Fund's Taxable Auction Market Preferred Stock, which was previously classified as a component of net assets, has been reclassified outside of permanent equity (net assets available to common stock) in the accompanying financial statements. Prior year amounts have also been classified to conform with this presentation. The impact of this reclassification creates no change to the net assets available to common shareholders.

 6. PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund operates as a "diversified" management investment company, as defined in the 1940 Act. Under this definition, at least 75% of the value of the Fund's total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Fund's assets, which may be invested in a single issuer. A more concentrated portfolio may cause the Fund's net asset value to be more volatile than it has been historically and thus may subject shareholders to more risk. The Fund may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of November 30, 2002, the Fund held a significant position in Berkshire Hathaway, Inc., and thus, the volatility of the Fund's common stock, and the Fund's net asset value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

     The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "diversified" fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value reflecting fluctuation in the value of its large holdings. Under normal market conditions, the Fund intends to invest in a portfolio of common stocks. The portion of the Fund's assets invested in each can vary depending on market conditions. The term "common stocks" includes both stocks acquired primarily for their appreciation potential and stocks acquired for their income potential, such as dividend-paying RICs and REITs. The term "income securities" includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

7. SIGNIFICANT SHAREHOLDERS

     On November 30, 2002, trusts and other entities affiliated with the Horejsi family owned 3,939,735 shares of Common Stock of the Fund, representing approximately 41.84% of the total Fund shares. Stewart R. Horejsi is the primary portfolio manager for SIA and is the Fund's primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund's assets.

                         BOULDER TOTAL RETURN FUND, INC.

8. SHARE REPURCHASE PROGRAM

     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

9. TAX BASIS DISTRIBUTIONS

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2002 and 2001 is as follows:

                                            2002              2001
                                            ----              ----
   Distributions paid from:
     Ordinary Income ..................   $2,947,032       $4,227,961
     Short-Term Capital Gain ..........           --               --
     Long-Term Capital Gain ...........           --               --
                                          ----------       ----------
                                          $2,947,032       $4,227,961
                                          ==========       ==========

     As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

   Ordinary Income .....................................  $   202,855
   Unrealized Appreciation .............................   13,920,208
                                                          -----------
                                                          $14,123,063
                                                          ===========

     The Fund had available for tax basis distributions purposes accumulated capital and other losses of $1,240,686, which will expire on 11/30/08.

     Net investment income and realized gain and loss for federal income tax purposes differ from that reported in the financial statements because of permanent and temporary book and tax differences. These differences are primarily related to differing treatment of long-term capital gains dividends and excess ordinary distributions received from Real Estate Investment Trusts. Permanent book and tax basis differences of $(2,117,386) and $2,117,386 were reclassified at November 30, 2002 between undistributed net investment income and accumulated net realized loss on investments, respectively, for the Boulder Total Return Fund, Inc.

ADDITIONAL INFORMATION (UNAUDITED)

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN

     On July 22, 2002, the Board of Directors determined to eliminate the Fund's Automatic Dividend Reinvestment Plan.

                                PRIVACY STATEMENT

     Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Boulder Total Return Fund, Inc. have established the following policy regarding information about the Fund's shareholders. We consider all shareholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use. The Fund collects nonpublic information (e.g., your name, address, Social Security Number, Fund holdings) about shareholders from transactions in Fund shares. The Fund will not release information about current or former shareholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; or (iii) we are required by law to release information to the recipient. The Fund has not and will not in the future give or sell information about its current or former shareholders to any company, individual, or group (except as permitted by law). The Fund will only use information about its shareholders as necessary to service or maintain shareholder accounts in the ordinary course of business. Internally, we also restrict access to shareholder personal data to those who have a specific need for the records. We maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal data.

                         BOULDER TOTAL RETURN FUND, INC.

                        REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Directors and Shareholders
Boulder Total Return Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Boulder Total Return Fund, Inc., as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year-period ended November 30, 2000 were audited by other auditors whose report dated January 12, 2001 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boulder Total Return Fund, Inc. as of November 30, 2002, and the results of its operations, changes in its net assets, and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

                                                [GRAPHIC OMITTED]
                                                KPMG LLP LOGO


Boston, Massachusetts
December 31, 2002

                         BOULDER TOTAL RETURN FUND, INC.

              INFORMATION ABOUT DIRECTORS AND OFFICERS (UNAUDITED)

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, term of office, length of time served and principal occupation during the last five years.

 NAME, ADDRESS*, AGE                POSITION, LENGTH OF           PRINCIPAL OCCUPATION(S) AND OTHER          NUMBER OF
                                     TERM SERVED, AND                    DIRECTORSHIPS HELD                FUNDS IN FUND
                                      TERM OF OFFICE                 DURING THE PAST FIVE YEARS               COMPLEX
                                                                                                            OVERSEEN BY
                                                                                                             DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------------------
ALFRED G. ALDRIDGE, JR.           Director of the Fund       Retired; from 1982-2002, Sales Manager of             2
BRIG. GEN. (RETIRED)              since 1999. Current        Shamrock Foods Company; Director of the
CAL. AIR NATIONAL GUARD           term expires April         Fiesta Bowl, Tempe, AZ; Director, Boulder
Age: 65                           2003                       Growth & Income Fund, Inc.,
                                                             since Jan. 2002.
---------------------------------------------------------------------------------------------------------------------------
RICHARD I. BARR                   Director of the Fund       Retired; from 1963-2001, Manager of                   2
Age:  64                          since 1999. Current        Advantage Sales and Marketing, Inc.; Director,
                                  term expires April         First Financial Fund, Inc., since 2001; Director,
                                  2005                       Boulder Growth & Income Fund, Inc.,
                                                             since Jan. 2002.
---------------------------------------------------------------------------------------------------------------------------
JOEL W. LOONEY                    Director of the Fund       Partner, Financial Management Group, LLC since        2
Age:  40                          since January, 2001.       July 1999; Director, Boulder Growth & Income
                                  Current term expires       Fund, Inc. since Jan. 2002.
                                  2004
---------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS**
---------------------------------------------------------------------------------------------------------------------------
SUSAN L. CICIORA                  Director of the Fund       Owner, Superior Interiors (interior design for        2
Age: 38                           since November 2001.       custom homes) since 1995; Corporate Secretary,
                                  Current term expires       Ciciora Custom Builders, LLC since 1995;
                                  April 2004                 Trustee of the Brown Trust and the EH Trust;
                                                             Director, Boulder Growth & Income Fund, Inc.
                                                             since Jan. 2002.
---------------------------------------------------------------------------------------------------------------------------
STEPHEN C. MILLER                 Director and Chairman      President and General Counsel of BIA; Manager,        2
Age:  50                          of the Board since         Fund Administrative Services, LLC ("FAS"); Vice
                                  1999. President of the     President of SIA;  Director, President and
                                  Fund.  Current term as     Chairman of the Board of Boulder Growth &
                                  Director expires April     Income Fund, Inc., since Jan. 2002; President
                                  2005                       and General Counsel, Horejsi, Inc. (liquidated in
                                                             1999); General Counsel, Brown Welding Supply, LLC
                                                             (sold in 1999); Of Counsel,  Krassa & Miller, LLC
                                                             since 1991.
---------------------------------------------------------------------------------------------------------------------------

*    Unless otherwise specified,  the Directors' respective addresses are c/o Boulder Total Return Fund, Inc., 1680 38th
     Street, Suite 800, Boulder, Colorado 80301.

**   Mr. Miller is an "interested  person" because he is an officer of BIA and SIA, the Fund's  investment  co-advisers.
     Ms. Ciciora is an "interested  person" as a result of the extent of her beneficial  ownership of Fund shares and by virtue of her indirect beneficial ownership of BIA and FAS.

                         BOULDER TOTAL RETURN FUND, INC.

The names of the executive officers of the Fund (other than Mr. Miller, who is described above) are listed in the table below. Each officer was elected to office by the Board at a meeting held on January 28, 2002. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of the Fund.


NAME, ADDRESS, AGE                   POSITION, LENGTH OF                        PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS
                                      TERM SERVED, AND                                               HELD
                                       TERM OF OFFICE                                     DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
CARL D. JOHNS                     Chief Financial Officer,                  Vice President and Treasurer of BIA and Assistant
1680 38th Street,                 Chief Accounting                          Manager of FAS, since April, 1999; Chief
Suite 800                         Officer, Vice President                   Financial Officer, Chief Accounting Officer, Vice
Boulder, CO 80301                 and Treasurer since                       President and Treasurer, Boulder Growth &
Age: 39                           1999. Appointed                           Income Fund, Inc. since Jan. 2002; Employee of
                                  annually.                                 Flaherty & Crumrine Incorporated prior to December 31,
                                                                            1998; Assistant Treasurer of the Fund (f/k/a Preferred
                                                                            Income Management Fund Incorporated), Preferred Income
                                                                            Fund Incorporated and Preferred Income Opportunity
                                                                            Fund Incorporated prior to December 31, 1998.
-----------------------------------------------------------------------------------------------------------------------------------
STEPHANIE J. KELLEY               Secretary since 2000.                     Secretary, Boulder Growth & Income Fund, Inc.,
1680 38th Street,                 Appointed annually.                       since Jan. 2002; employee of FAS since 1999;
Suite 800                                                                   Assistant Secretary and Assistant Treasurer of
Boulder, CO 80301                                                           various Horejsi Affiliates.
Age:  45
-----------------------------------------------------------------------------------------------------------------------------------
NICOLE L. MURPHEY                 Assistant Secretary                       Assistant Secretary, Boulder Growth & Income
1680 38th Street,                 since 2000.                               Fund, Inc., since Jan. 2002; employee of FAS
Suite 800                         Appointed annually.                       since July 1999.
Boulder, CO 80301
Age:  25
-----------------------------------------------------------------------------------------------------------------------------------

BOULDER TOTAL RETURN FUND, INC.
P.O. Box 43027
Providence, RI 02940-3027

                                [GRAPHIC OMITTED]
                                  MOUNTAIN ART

                                    BOULDER
                                  TOTAL RETURN
                                   FUND, INC.

--------------------------------------------------------------------------------


                                  ANNUAL REPORT
                                NOVEMBER 30, 2002

                                    DIRECTORS

                     Brig. Gen (Ret.) Alfred G. Aldridge Jr.
                                 Richard I. Barr
                                Susan L. Ciciora
                                 Joel W. Looney
                                Stephen C. Miller

                                    OFFICERS

                                Stephen C. Miller
                                    President

                                  Carl D. Johns
                          Vice President and Treasurer

                               Stephanie J. Kelley
                                    Secretary

                                Nicole L. Murphey
                               Assistant Secretary

                              WWW.BOULDERFUNDS.NET

  If you have questions regarding shares you held in a brokerage account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent -- PFPC Inc., at:

                                 P.O. Box 43027
                            Providence, RI 02940-3027
                                 1-800-331-1710

  This report is sent to shareholders of Boulder Total Return Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.